SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2011



                           CEPHEUS ACQUISITION CORP.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE               000-54122
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       (STATE OR OTHER      (COMMISSION FILE NO.)      (IRS EMPLOYEE
        JURISDICTION OF                              IDENTIFICATION NO.)
       INCORPORATION OR
         ORGANIZATION)


                          2000 HAMILTON STREET, #943
                            PHILADELPHIA, PA 19130
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                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 215-405-8018
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                           (ISSUER TELEPHONE NUMBER)


                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

William Tay, the sole shareholder of Cepheus Acquisition Corp., entered into a share purchase agreement dated as of April 26, 2011 (the "Agreement") with Success Parking USA LLC. Pursuant to the Agreement, William Tay transferred to Success Parking USA LLC 31,390,000 shares of our common stock which represents all of our issued and outstanding shares in consideration of $69,990. The Agreement is subject to a number of conditions to closing.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

On May 18, 2011, William Tay, the sole shareholder of Cepheus Acquisition Corp., consummated a sale of 31,390,000 shares of our common stock to Success Parking USA LLC for an aggregate purchase price of $69,990. Working capital was used to pay the purchase price. Following the closing of the share purchase transaction, Success Parking USA LLC owns a 100% interest in the issued and outstanding shares of our common stock. Tsahi Merkur is the sole member and sole manage of Success Parking USA LLC.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and to Item 5.02 of this Form 8-K, which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 18, 2011, William Tay resigned as our president, secretary, treasurer and director. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On May 18, 2011, Tsahi Merkur was appointed as a Director and as the President and Secretary .

TSAHI MERKUR, AGE 35, PRESIDENT, SECRETARY AND DIRECTOR

Mr. Merkur is the owner of Success Parking L.T.D., an Israeli corporation that owns and operates parking facilities throughout the State of Israel. Mr. Merkur has been an employee of Success Parking L.T.D. for the past 10 years and currently serves as its Chief Executive Officer. Mr. Merkur is a citizen of the State of Israel.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Cepheus Acquisition Corp.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.

    10.1 Share Purchase Agreement between William Tay and Success Parking USA LLC Effective April 26, 2011.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEUS ACQUISITION CORP.


By: /s/ Tsahi Merkur
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Name: Tsahi Merkur
Title: President and Secretary

Dated: May 18, 2011